Asset Impairment, Net	12 Months Ended
May 25, 2014
Asset Impairment Charges [Abstract]
Asset Impairments
ASSET IMPAIRMENTS, NET
During fiscal 2014, 2013 and 2012, we recognized long-lived asset impairment charges of $18.3 million ($11.3 million net of tax), $0.7 million ($0.4 million net of tax) and $0.2 million ($0.1 million net of tax), respectively. Impairment charges resulted primarily from the carrying value of restaurant assets exceeding the estimated fair market value, which is based on projected cash flows. These costs are included in asset impairments, net as a component of earnings from continuing operations in the accompanying consolidated statements of earnings for fiscal 2014, 2013 and 2012. Impairment charges were measured based on the amount by which the carrying amount of these assets exceeded their fair value. Fair value is generally determined based on appraisals or sales prices of comparable assets and estimates of future cash flows.